UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 24, 2005

                        Commission File Number 000-50218

                               BEKEM METALS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            UTAH                                            87-0669131
-------------------------------                 --------------------------------
(State or other jurisdiction of                 (I.R.S. Employer Identification
 incorporation or organization)                               Number)

              170 Tchaikovsky Street, 4th Floor, Almaty, Kazakhstan
             ------------------------------------------------------
                    (Address of principal executive offices)

                                     050000
                                  -----------
                                   (Zip Code)

                                 +7 3272 582 368
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition of Assets

         This Form 8-K/A amends the Current Report on Form 8-K (the "Initial Report") of Bekem Metals, Inc., (the "Company"), filed with the Securities and Exchange Commission on October 28, 2005, disclosing that on October 24, 2005, the Company acquired 100% of the outstanding capital stock of Kazakh Metals, Inc., and its wholly-owned subsidiary, Kyzyl Kain Mamyt LLP. Kazakh Metals, Inc., was organized on April 8, 2005 and it acquired 100% of the partnership interests in Kyzyl Kain Mamyt on June 1, 2005.

         The purpose of this amendment is to provide the audited financial statements for the fiscal years ended December 31, 2004 and 2003, and the unaudited financial statements for the five months ended May 31, 2005 of Kyzyl Kain Maymt as required by Item 7(a) and the pro forma financial information required by Item 7(b), which financial statements and information were excluded from the original filing in reliance on Items 7(a)(4) and 7(b)(2), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

         (a) Bekem Metals, Inc., - Unaudited Pro Forma Financial Information

         (b) Kyzyl Kain Maymt, LLP. - Report of Independent Registered Public Accounting Firm and Financial Statements

         (c) Exhibits:

             None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BEKEM METALS, INC.



Date: May 1, 2006                                By: /s/ Marat Cherdabayev
                                                    ----------------------------
                                                    Marat Cherdabayev,
                                                    Chief Executive Officer

                       BEKEM METALS, INC. AND SUBSIDIARIES

                                TABLE OF CONTENTS


                                                                            Page
Pro Forma Financial Information
Unaudited Pro Forma Financial Information................................... F-2
Unaudited Pro Forma Condensed Consolidated Statement of Operations
  for the year ended December 31, 2005.......................................F-3
Unaudited Pro Forma Condensed Consolidated Statement of Operations
  for the year ended December 31, 2004.......................................F-3
Notes to Unaudited Pro Forma Financial Information...........................F-4

Kyzyl Kain Mamyt LLP Financial Statements
Report of Independent Registered Public Accounting Firm......................F-5
Financial Statements:
  Balance Sheets - May 31, 2005 (Unaudited) and December 31, 2004 and 2003...F-6 Statements of Operations and Changes in Partners' Equity (Deficit) for
    the five months ended May 31, 2005 (Unaudited) and for the years ended
    December 31, 2004 and 2003...............................................F-7
  Statements of Cash Flow for the five months ended May 31, 2005 (Unaudited)
    and for the years ended December 31, 2004 and 2003.......................F-8
Notes to Financial Statements................................................F-9

                       BEKEM METALS, INC. AND SUBSIDIARIES

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


Kazakh Metals, Inc., a British Virgin Islands international business company ("KMI"), was organized on April 8, 2005. On June 1, 2005, KMI closed its acquisition of all of the partnership interests of Kyzyl Kain Mamyt LLP ("KKM") in exchange for total consideration of $100,000 and the assumption of $6,531,255 in debt in an acquisition accounted for under the purchase method of accounting. The consideration given and the purchase price were recorded at estimated fair values.

On October 24, 2005, Bekem Metals, Inc. ("BMI") entered into an Acquisition Agreement with KMI, under which Bekem acquired 100% of the outstanding common shares of KMI in exchange for the issuance of 61,200,000 common shares. The KMI shareholders received 61.1% of the BMI common stock outstanding after the transaction and therefore KMI was considered the acquirer for financial reporting purposes. Accordingly, the 2005 financial statements of BMI include financial statements of KMI since its inception.

Brisa Equities Corporation, a British Virgin Islands holding company, together with other entities its owners control, is the controlling shareholder of KMI and was also the principal shareholder of BMI. Accordingly, the transaction was considered to be between entities under common control and did not result in a change in control of BMI. Following the transaction, entities over which shareholder maintains voting and investment control held 51,600,000 BMI common shares, which represent 51.5% of the 100,088,888 outstanding common shares.

The acquisition of the portion the net liabilities of BMI relating to the common shares owned by the controlling shareholder was recorded at historical cost of $(161,998). The acquisition of the common shares of BMI purchased from the minority shareholders of BMI were recorded at their estimated fair value on the transaction date of $345,000. KMI accounted for the purchase of BMI similar to a pooling.

The results of operations of the previously separate KMI and BMI were combined in a manner similar to a pooling for all periods prior to the acquisition, and therefore, include the operations of KKM since its acquisition by KMI on June 1, 2005. The operations of the KMI and BMI have been consolidated since the acquisition of October 24, 2005.

The following unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2005 and 2004 have been prepared to present the effects of the acquisition of KKM as though the acquisition had occurred on January 1, 2005 and 2004, respectively. The unaudited pro forma financial information is illustrative of the effects of the acquisition and does not necessarily reflect the financial position or results of operations that would have resulted had the acquisition actually occurred at those dates. In addition, the pro forma financial information is not necessarily indicative of the results that may be expected for the year ending December 31, 2005, or any other period.

                                               BEKEM METALS, INC. AND SUBSIDIARIES

                               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                              FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                               Kyzyl Kain
                                                                               Mamyt, LLP
                                                       Bekem Metals, Inc.   ----------------
                                                       ------------------     For the Five
                                                       For the Year Ended     Months Ended      Pro Forma
                                                        December 31, 2005      May 31, 2005    Adjustments       Pro Forma
------------------------------------------------------------------------------------------------------------------------------
Revenue                                                    $    148,549        $  118,029     $        -        $    266,578
Operating expenses                                            1,956,711           536,267                       $  2,492,978
------------------------------------------------------------------------------------------------------------------------------
Loss from operations                                         (1,808,162)         (418,239)             -          (2,226,400)
Other income (expense)                                         (302,663)         (113,335)      (224,891)(a)        (640,889)
------------------------------------------------------------------------------------------------------------------------------
Net Loss Before Minority Interest and Taxes                $ (2,110,825)       $ (531,574)    $ (224,891)       $ (2,867,289)

Deferred tax benefit                                            888,145                                         $    888,145
Loss in minority interest                                       (19,426)                                        $    (19,426)
------------------------------------------------------------------------------------------------------------------------------

Net Loss                                                   $ (1,203,254)                                        $ (1,959,718)
==============================================================================================================================
Basic net loss per common share                                                                                 $      (0.03)
------------------------------------------------------------------------------------------------------------------------------

Common shares outstanding used in calculation
  of basic loss per common share                                                                                 100,088,888
------------------------------------------------------------------------------------------------------------------------------

                               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                              FRO THE YEAR ENDED DECEMBER 31, 2004


                                                                              Kyzyl Kain
                                                      Bekem Metals, Inc.      Mamyt, LLP
                                                     --------------------  ------------------
                                                      For the Year Ended   For the Year Ended      Pro Forma
                                                      December 31, 2004     December 31, 2004      Adjustments        Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
Revenue                                                   $        -          $    267,515       $      -          $    267,515
Operating expenses                                           214,511             2,386,405              -             2,600,916
--------------------------------------------------------------------------------------------------------------------------------
Loss from operations                                        (214,511)           (2,118,890)             -            (2,333,401)
Other income (expense)                                             -               558,465         19,510   (a)         577,975
--------------------------------------------------------------------------------------------------------------------------------
Net loss                                                  $ (214,511)         $ (1,560,425)      $ 19,510          $ (1,755,426)
--------------------------------------------------------------------------------------------------------------------------------
Basic net loss per common share                                                                                    $      (0.05)
--------------------------------------------------------------------------------------------------------------------------------

Common shares outstanding used in calculation
  of basic loss per common share                                                                                     38,300,000
--------------------------------------------------------------------------------------------------------------------------------

                            See the accompanying notes to unaudited pro forma financial information.

                                                              F-3

                       BEKEM METALS, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


A To include interest at 6.29% on the new loans as if they existed for 12 months and to offset the interest expense associated with the old loans, which were assumed by Kazakh Metals Inc. as part of the acquisition.

B KKM makes its principal investing and financing transactions and its operating expenses in Kazakh Tenge (KZT). Therefore, its financial statements are expressed in Kazakh Tenge, the functional currency. The comparative table below links the KZT balances in the KKM financial statements with the USD balances in the accompanying pro forma financial statements using an average exchange rate for the period of KZT 130.70 to U.S.$1, as reported by The National Bank of Kazakhstan:

                                                  Kyzyl Kain Mamyt, LLP
                                          ------------------------------------
                                                For the Five Months Ended
                                                       May 31, 2005
------------------------------------------------------------------------------
Revenue                                   KZT   15,426,345         $  118,029
Operating expenses                              70,090,158            536,267
------------------------------------------------------------------------------
Loss from operations                           (54,663,813)          (418,239)
Other income (expense)                         (14,812,873)          (113,335)
------------------------------------------------------------------------------
Net loss                                  KZT  (69,476,686)        $ (531,574)
------------------------------------------------------------------------------

  HANSEN, BARNETT & MAXWELL
 A Professional Corporation
 CERTIFIED PUBLIC ACCOUNTANTS
  5 Triad Center, Suite 750
Salt Lake City, UT 84180-1128
    Phone: (801) 532-2200
     Fax: (801) 532-7944
       www.hbmcpas.com


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Partners
Kyzyl Kain Mamyt LLP


We have audited the balance sheets of Kyzyl Kain Mamyt LLP as of December 31, 2004 and 2003 and the related statements of operations, partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Kyzyl Kain Mamyt LLP as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

                                                       HANSEN, BARNETT & MAXWELL


Salt Lake City, Utah
April 13, 2006

                                              KYZYL KAIN MAMYT LLP
                                                 BALANCE SHEETS



                                                                                                          U.S. DOLLARS
                                                                              December 31,                -------------
                                               May 31, 2005     ----------------------------------------  May 31, 2005
                                               (Unaudited)              2004                2003           (Unaudited)
--------------------------------------------------------------------------------------------------------   ------------
ASSETS

Current Assets
Cash                                        KZT     3,167,788    KZT     2,437,004     KZT  24,839,625     $    24,113
Trade accounts receivable - net                     1,218,532              918,216           1,101,991           9,276
Other receivables - net                            14,084,424            9,828,637          90,241,647         107,212
Inventories                                        39,008,075           43,031,964          50,532,857         296,933
Prepaid expenses and other current assets           4,429,719                    -                   -          33,719
--------------------------------------------------------------------------------------------------------   ------------
Total Current Assets                               61,908,538           56,215,821         166,716,120         471,253
--------------------------------------------------------------------------------------------------------   ------------

Long term receivables - net                            12,000           18,450,200                   -              91
Property, plant and equipment (net of
  accumulated depreciation of KZT
  58,033,926, KZT 56,859,736 and KZT
  52,442,617)                                      45,344,538           46,518,728          48,975,747         345,167
Unproved mineral interests                         10,741,388           11,457,481                   -          81,764
--------------------------------------------------------------------------------------------------------   ------------
Total Assets                                KZT   118,006,464    KZT   132,642,230     KZT 215,691,867     $   898,276
========================================================================================================   ============

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable                            KZT    51,599,993    KZT    56,096,429     KZT  84,715,380     $   392,784
Accrued expenses                                   43,613,044           46,981,084          21,019,155         331,986
Deferred revenue                                            -                    -          18,438,200               -
Current portion of long-term notes
  payable                                         773,294,406          808,184,553         706,729,276       5,886,385
--------------------------------------------------------------------------------------------------------   ------------
Total Current Liabilities                         868,507,443          911,262,066         830,902,011       6,611,155

Long term notes payable - net                     210,750,541          113,580,229          77,026,299       1,604,252
Asset Retirement Obligation                        12,825,663           12,400,432                   -          97,630
--------------------------------------------------------------------------------------------------------   ------------
Total Liabilities                               1,092,083,647        1,037,242,727         907,928,310       8,313,037
--------------------------------------------------------------------------------------------------------   ------------

Partners' Equity (Deficit)
Partners' Capital                                  97,964,900           97,964,900          97,964,900         745,718
Retained (Deficit)                             (1,072,042,083)      (1,002,565,397)       (790,201,343)     (8,160,479)
--------------------------------------------------------------------------------------------------------   ------------
Total Partners' Equity (Deficit)                 (974,077,183)        (904,600,497)       (692,234,443)     (7,414,761)
--------------------------------------------------------------------------------------------------------   ------------
Total Liabilities and Partners' Equity
 (Deficit)                                  KZT   118,006,464    KZT   132,642,230     KZT 215,691,867     $   898,276
========================================================================================================   ============

                 The accompanying notes are an integral part of these financial statements.

                                                      F-6

                                                      KYZYL KAIN MAMYT LLP
                                                    STATEMENTS OF OPERATIONS
                                                               AND
                                              CHANGES IN PARTNERS' EQUITY (DEFICIT)


                                                                                                              U.S. DOLLARS
                                                                                                            -----------------
                                            For the Five                                                      For the Five
                                            Months Ended            For the Years Ended December 31,          May,31, 2005
                                            May 31, 2005     ---------------------------------------------    Months Ended
                                             (Unaudited)             2004                   2003               (Unaudited)
----------------------------------------------------------------------------------------------------------  -----------------
Revenue                                   KZT    15,426,345    KZT    36,392,725      KZT   11,112,864       $      118,029
----------------------------------------------------------------------------------------------------------  -----------------

Operational Expenses
Cost of product sold                             19,505,217           38,615,872             8,821,720              149,237
General and administrative expenses              50,584,941          295,477,353           664,278,142              387,031
----------------------------------------------------------------------------------------------------------  -----------------

Total Expenses                                   70,090,158          334,093,225           673,099,862              536,267
----------------------------------------------------------------------------------------------------------  -----------------

Loss From Operations                            (54,663,813)        (297,700,500)         (661,986,998)            (418,239)

Other Income (Expense)
Other revenue                                     1,772,312              737,736             5,860,496               13,560
Interest expense                                 (3,474,559)         (35,499,073)          (20,295,944)             (26,584)
Exchange rate (loss) gain                       (13,110,626)         120,097,783            21,376,745             (100,311)
----------------------------------------------------------------------------------------------------------  -----------------

Net Other Income (Expense)                      (14,812,873)          85,336,446             6,941,297             (113,335)

Net Loss                                  KZT   (69,476,686)   KZT  (212,364,054)     KZT (655,045,701)            (531,574)
==========================================================================================================  =================

Partners' Deficit - Beginning of Period      (1,002,565,397)        (790,201,343)         (135,155,642)          (7,631,616)
----------------------------------------------------------------------------------------------------------  -----------------
Partners' Deficit - End of Period         KZT(1,072,042,083)   KZT(1,002,565,397)     KZT (790,201,343)      $   (8,160,479)
==========================================================================================================  =================

                   The accompanying notes are an integral part of these financial statements.

                                                      F-7

                                                      KYZYL KAIN MAMYT LLP
                                                     STATEMENTS OF CASH FLOW

                                                                                                                  U.S. DOLLARS
                                                                                                                ------------------
                                                   For the Five                                                   For the Five
                                                   Months Ended                                                   Months Ended
                                                   May 31, 2005            For the Years Ended December 31,       May 31, 2005
                                                                         -------------------------------------
                                                    (Unaudited)               2004                  2003           (Unaudited)
--------------------------------------------------------------------------------------------------------------  ------------------
Cash Flows From Operating Activities
Net loss                                        KZT  (69,476,686)     KZT  (212,364,054)    KZT  (655,045,701)       $ (531,574)
Adjustments to reconcile net income to
  net cash from operating activities:
Depreciation                                           1,890,283              4,417,119             3,538,287            14,389
Accretion                                                425,231                942,951                     -             3,237
Write off bad debt                                             -                      -           412,681,818                 -
Changes in operating assets and liabilities:
Accounts receivable                                     (300,316)               183,775            (1,101,991)           (2,286)
Other receivables                                     14,182,413             61,962,810           (72,344,465)          107,958
Inventories                                            4,023,889              7,500,893            (9,654,857)           30,630
Prepaid expenses                                      (4,429,719)                     -                     -           (33,719)
Accounts payable                                      (4,496,436)           (28,618,951)           19,995,380           (31,516)
Accrued expenses                                      (3,368,040)            25,961,929            13,695,155           (25,638)
Deferred Revenue                                               -            (18,438,200)           18,438,200                 -
--------------------------------------------------------------------------------------------------------------  ----------------

Net Cash From Operating Activities                   (61,549,381)          (158,451,728)         (269,798,174)         (468,520)
--------------------------------------------------------------------------------------------------------------  ----------------

Cash Flows From Investing Activities
Purchase of property, plant and equipment                      -             (1,960,100)           (2,067,194)                -
--------------------------------------------------------------------------------------------------------------  ----------------
                                                                                                                              -
Net Cash From Investing Activities                             -             (1,960,100)           (2,067,194)                -
--------------------------------------------------------------------------------------------------------------  ----------------

Cash Flows From Financing Activities
Payments on long-term debt                           (56,068,726)           (97,932,012)                    -          (426,800)
Proceeds from long-term debt                         118,348,891            235,941,219           296,611,993           900,882
--------------------------------------------------------------------------------------------------------------  ----------------

Net Cash From Financing Activities                    62,280,165            138,009,207           296,611,993           474,082
--------------------------------------------------------------------------------------------------------------  ----------------

Net Increase (Decrease) in Cash                          730,784            (22,402,621)           24,746,625             5,562

Cash At Beginning of Period                            2,437,004             24,839,625                93,000            18,551
--------------------------------------------------------------------------------------------------------------  ================

Cash At End of Period                           KZT    3,167,788      KZT     2,437,004     KZT    24,839,625          $ 24,113
==============================================================================================================  ================


                   The accompanying notes are an integral part of these financial statements.

                                                       F-8

                              KYZYL KAIN MAMYT LLP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
          (Information with respect to May 31, 2005 and for the period ended May 31, 2005 is unaudited.)


NOTE 1 - BASIS OF PRESENTATION, NATURE OF BUSINESS, AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business -- Kyzyl Kain Mamyt LLP ("KKM") (the "Company") was acquired by Kazakh Metals, Inc., a British Virgin Islands international business company, ("KMI") on June 1, 2005. KKM is engaged in the acquisition, exploration, and production of mineral resource properties. KKM holds exploration and production licenses from the government of Kazakhstan to a 163,770 hectare (404,682 acres) parcel, in northwestern Kazakhstan. The licenses grant KKM the right to explore for and produce nickel and cobalt from deposits located within the territory through October 12, 2011, which may be extended upon agreement between KKM and the Geology and Minerals Resources Committee of the Ministry of Energy and Minerals Resources (MEMR) of the Republic of Kazakhstan. KKM also holds a license to explore for and produce Mamyt brown coal from a deposit located within 40 kilometers of its cobalt and nickel deposit. This license expires on December 11, 2018 with further possible extensions.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates. The more significant areas requiring the use of management estimates and assumptions relate to mineral reserves that are the basis for future cash flow estimates and units-of-production depreciation, depletion and amortization calculations; environmental, reclamation and closure obligations; asset impairments; write-down of inventory to net realizable value; valuation allowances for deferred tax assets; reserves for contingencies and litigation; and the fair value and accounting treatment of financial instruments. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ significantly from these estimates under different assumptions or conditions.

Prepaid Expenses -- Prepaid expenses relate to office rent, subscriptions, and insurance. Prepaid expenses are charged to operations in the period the related service or work is performed.

Mineral Property Rights -- Mineral property acquisition costs, site restoration costs and development costs on mineral properties with proven and probable reserves are capitalized and will be depleted using the units-of-production method over the estimated life of the reserves. If there are insufficient reserves to use as a basis for depleting such costs, they are written off as a mineral property or mineral interest impairment in the period in which the determination is made. Site restoration costs are depleted over the term of their expected life. Interest costs are capitalized on mineral properties and mineral interests in development. The development potential of mining properties is established by the existence of proven and probable reserves, reasonable assurance that the property can be permitted as an operating mine and evidence that there are no metallurgical or other impediments to the production of saleable metals.

Exploration costs incurred on mineral interests, other than acquisition costs, prior to the establishment of proven and probable reserves are charged to operations as incurred. Development costs incurred on mineral interests with proven and probable reserves will be capitalized as mineral properties. The Company regularly performs evaluations of its investment in mineral interests to

                              KYZYL KAIN MAMYT LLP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
          (Information with respect to May 31, 2005 and for the period ended May 31, 2005 is unaudited.)


assess the recoverability and/or the residual value of its investments in these assets. All mineral interests and mineral properties are reviewed for impairment whenever events or circumstances change which indicate the carrying amount of an asset may not be recoverable, utilizing established guidelines based upon undiscounted future net cash flows from the asset or upon the determination that certain exploration properties do not have sufficient potential for economic mineralization.

Management's estimates of mineral prices, recoverable probable reserves, and operating, capital and reclamation costs, when available, are subject to certain risks and uncertainties, which may affect the recoverability of mineral property costs. Although management has made its best estimate of these factors, it is possible that changes could occur in the near term, which could adversely affect the future net cash flows to be generated from the properties.

Property, and Equipment - Property, plant and equipment is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the following estimated useful lives of the assets:

        ---------------------------------------------------------------
        Buildings and constructions                          12.5 years
        Machinery and equipment                                 7 years
        Vehicles                                               10 years
        Other fixed assets                                 3 - 10 years
        ---------------------------------------------------------------

Depreciation expense was KZT 1,890,283 , KZT 4,417,119, and KZT 3,538,287 for the period ended May 31, 2005 and for years ended December 31, 2004 and 2003, respectively.

Stripping Costs - In general, mining costs are allocated to production costs, stockpiles, and inventories, and are charged to costs applicable to sales when minerals are sold. However, the mining industry, generally, defers and amortizes certain mining costs on a units-of-production basis over the life of the mine. These mining costs, which are commonly referred to as "deferred stripping" costs, are incurred in mining activities that are normally associated with the removal of waste rock. The deferred stripping accounting method is generally accepted in the mining industry where mining operations have diverse grades and waste-to-ore ratios; however, industry practice does vary. Deferred stripping matches the costs of production with the sale of minerals, where this procedure is employed, by assigning each quantity of mineral with an equivalent amount of waste removal cost. When stripping costs are expensed as incurred, there might be greater volatility in a company's period-to-period results of operations. The Company did not acquire any deferred stripping costs in the acquisition of KKM.

In March 2005, the FASB ratified Emerging Issues Task Force Issue No. 04-6, "Accounting for Stripping Costs Incurred during Production in the Mining Industry," (EITF 04-6) which addresses the accounting for stripping costs incurred during the production phase of a mine and refers to these costs as variable production costs that should be included as a component of inventory to be recognized in costs applicable to sales in the same period as the revenue from the sale of inventory. As a result, capitalization of stripping costs is appropriate only to the extent product inventory exists at the end of a reporting period and the carrying value is less than the net realizable value.

                              KYZYL KAIN MAMYT LLP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
          (Information with respect to May 31, 2005 and for the period ended May 31, 2005 is unaudited.)


The Company will adopt the provisions of EITF 04-6 on January 1, 2006. The Company has had very limited production activity in the recent period, so the full effect of this adoption will be felt as production increases in the future periods.

Depreciation, Depletion and Amortization -- Expenditures for new facilities or equipment and expenditures that extend the useful lives of existing facilities or equipment are capitalized and depreciated using the straight-line method at rates sufficient to depreciate such costs over the estimated future lives of such facilities or equipment. These lives do not exceed the estimated mine life based on proven and probable reserves as the useful lives of these assets are considered to be limited to the life of the relevant mine.

Costs incurred to develop new properties are capitalized as incurred, where it has been determined that the property can be economically developed based on the existence of proven and probable reserves. At the Company's surface mines, these costs include costs to further delineate the ore body and remove overburden to initially expose the ore body. All such costs are amortized using the units-of-production ("UOP") method over the estimated life of the ore body based on recoverable tons to be mined from proven and probable reserves.

Major development costs incurred after the commencement of production are amortized using the UOP method based on estimated recoverable ounces to be mined from proven and probable reserves. Depending upon whether the development is expected to benefit the entire remaining ore body, or specific ore blocks or areas only, the UOP basis is either the life of the entire ore body, or the life of the specific ore block or area.

The calculation of the UOP rate of amortization, and therefore the annual amortization charge to operations, could be materially impacted to the extent that actual production in the future is different from current forecasts of production based on proven and probable reserves. This would generally occur to the extent that there were significant changes in any of the factors or assumptions used in determining reserves. These factors could include: (i) an expansion of proven and probable reserves through exploration activities; (ii) differences between estimated and actual cash costs of mining, due to differences in grade, metal recovery rates and foreign currency exchange rates; and (iii) differences between actual commodity prices and commodity price assumptions used in the estimation of reserves. Such changes in reserves could similarly impact the useful lives of assets depreciated on a straight-line basis, where those lives are limited to the life of the mine, which in turn is limited to the life of the proven and probable reserves.

The expected useful lives used in depreciation, depletion and amortization calculations are determined based on applicable facts and circumstances, as described above. Significant judgment is involved in the determination of useful lives, and no assurance can be given that actual useful lives will not differ significantly from the useful lives assumed for purpose of depreciation, depletion and amortization calculations.

Revenue Recognition - For its operating mine, revenues currently arise from the limited sale of ore and Mamyt brown coal. Revenue is recorded when persuasive evidence of an arrangement exists, title to product transfers to the customer, and collectibility is reasonably assured. Produced, but unsold minerals or ore are recorded as inventory until sold.

Financial Instruments - The nature of the Company's operations may expose the Company to fluctuations in commodity prices, foreign currency exchange risk and credit risk. The Company recognizes these risks and manages its operation in a

                              KYZYL KAIN MAMYT LLP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
          (Information with respect to May 31, 2005 and for the period ended May 31, 2005 is unaudited.)


manner such that exposure to these risks is minimized to the extent practical. The Company is not exposed to fluctuations in interest rates because certain of its loans are interest free, as a general requirement under Kazakh law for non-financial institutions.

Income Taxes - Income taxes are calculated using the liability method of tax accounting. Under this method, future income tax assets and liabilities are computed based on temporary differences between the tax basis and carrying amount on the balance sheet for assets and liabilities. Future income tax assets and liabilities are calculated using tax rates anticipated to apply in the periods that the temporary differences are expected to reverse.

Interim Financial Statements - The accompanying unaudited interim financial statements as of May 31, 2005 and for the period ended May 31, 2005, have been prepared by management of the Company without an audit. In the opinion of management, these financial statements reflect all adjustments, consisting only of normal recurring entries, necessary for a fair presentation of financial results for the interim periods. The results of operations presented in the accompanying interim financial statements are not necessarily indicative of the results that may be expected for the full fiscal year ending December 31, 2005.

NOTE 2 - BASIS FOR TRANSLATING FINANCIAL STATEMENTS

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. KKM makes its principal investing and financing transactions and its operating expenses in Kazakh Tenge (KZT). Therefore, the financial statements are expressed in Kazakh Tenge, the functional currency. However, solely for the convenience of the reader, the accompanying financial statements as of and for the five months ended May 31, 2005 have been translated into United States dollars at the rate of KZT 131.37 = U.S.$1 (May 31, 2005 rate) and KZT 130.70 (five-month average rate), respectively, the approximate exchange rates reported by The National Bank of Kazakhstan. This translation should not be construed as a representation that amounts shown could be converted into U.S. dollars.

NOTE 3 - MINERAL PROPERTY RIGHTS

KKM holds exploration and production licenses from the government of Kazakhstan to a 163,770 hectare (404,682 acres), in northwestern Kazakhstan. The licenses grant KKM the right to explore for and produce nickel and cobalt from deposits located within the territory through October 12, 2011, which may be extended upon agreement between KKM and the Geology and Minerals Resources Committee of the Ministry of Energy and Minerals Resources (MEMR) of the Republic of Kazakhstan. KKM also holds a license to explore for and produce Mamyt brown coal from a deposit located within 40 kilometers of its cobalt and nickel deposit. This license expires on December 11, 2018 with further possible extensions.

The government of Kazakhstan retains the title to the property; accordingly, the Company's mineral interest is considered to be an intangible asset. An asset

                              KYZYL KAIN MAMYT LLP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
          (Information with respect to May 31, 2005 and for the period ended May 31, 2005 is unaudited.)


retirement obligation has been recorded. The asset retirement cost is depleted over the life of the contract. Capitalized costs and related accumulated amortization at May 31, 2005 are as follows:

                                                              Unproved                                     Net Unproved
                                                          Mineral Property       Depletion of Asset       Mineral Property
                                                               Rights             Retirement Costs            Rights
---------------------------------------------------------------------------------------------------------------------------
Net Carrying Value at December 31, 2004                   KZT     11,457,481       KZT     477,395       KZT    10,980,086

Acquisitions:
Asset retirement obligations                                               -               238,698                (238,698)
---------------------------------------------------------------------------------------------------------------------------
Net Carrying Value at May 31, 2005                        KZT     11,457,481       KZT     716,093       KZT    10,741,388
===========================================================================================================================

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

The Company's property, plant and equipment consist of the following:
                                                                        December 31,
                                          May 31,          ---------------------------------------
                                           2005                    2004               2003
--------------------------------------------------------------------------------------------------
Equipment                           KZT    39,376,656       KZT   39,376,656    KZT    39,097,332
Vehicles                                   10,418,731             10,418,731            8,813,214
Buildings and construction                 51,343,917             51,343,917           51,343,917
Other PP&E                                  2,239,160              2,239,160            2,163,901
==================================================================================================
                                          103,378,464            103,378,464          101,418,364
Accumulated depreciation                  (58,033,926)           (56,859,736)         (52,442,617)
--------------------------------------------------------------------------------------------------
Net Property and Equipment          KZT    45,344,538       KZT   46,518,728    KZT    48,975,747
==================================================================================================

NOTE 5 - INCOME TAXES

In accordance with the laws and regulations of the Republic of Kazakhstan, income taxes are calculated at the statutory rate of 30 percent. Net operating losses for companies in the exploration and development stage may be carried forward for the 7 subsequent years from the date the losses are incurred. Therefore, the Company has deferred tax assets due to the savings of income tax in future periods. However, the Company assessed the recoverability of these deferred tax assets and created a provision against them until it has more evidence of its recoverability in the future periods.

Deferred tax assets and liabilities were as follows:

                              KYZYL KAIN MAMYT LLP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
          (Information with respect to May 31, 2005 and for the period ended May 31, 2005 is unaudited.)

                                                                   May 31,             December 31,
                                                                    2005                   2004
------------------------------------------------------------------------------------------------------
Tax loss carryforward                                        KZT   81,718,260        KZT   60,875,254
Asset retirement obligation                                          (625,283)               (426,104)
Valuation allowance                                               (81,092,977)            (60,449,150)
------------------------------------------------------------------------------------------------------
Total deferred tax assets                                    KZT            -        KZT            -
======================================================================================================

The following is a reconciliation of the amount of tax that would result from applying the federal rate to pretax income with the provision for income taxes:



For the Five Months Ended May 31,                                   2005
------------------------------------------------------------------------------

Tax at statutory rate (30%)                                   KZT (20,843,006)
Deferred tax asset valuation change                                20,843,006
==============================================================================
Income tax provision                                          KZT           -
==============================================================================

NOTE 6 - LONG-TERM DEBT

Long-term debt consists of the following:

                                                           May 31,          December 31,     December 31,
                                                            2005                2004            2003
---------------------------------------------------------------------------------------------------------------
Note payable to a company bearing interest at 0%;
  denominated in USD; due April 2009; unsecured;      KZT    65,826,474   KZT  49,508,290  KZT           -
Note payable to a company bearing interest at 3%;
  denominated in USD; due April 2010; unsecured;             72,732,900                 -                -
Note payable to a company bearing interest at 0%;
  denominated in USD; due August 2008; unsecured;            64,257,367        63,173,695       71,609,800
Note payable to a company bearing interest at
  LIBOR plus 2% (6.39% at December 31, 2005);
  denominated in USD; due March 2010; unsecured;              7,933,800                 -                -
Note payable to a company bearing interest at 0%;
  due on demand; unsecured;                                 184,712,743       184,712,743                -
Bank overdraft bearing interest at 14%; due on
  demand; unsecured;                                          2,500,000                 -                -
Note payable to a bank bearing interest at 14%;
  due on demand; unsecured;                                 586,081,663       623,471,810      706,729,276
---------------------------------------------------------------------------------------------------------------
Total Long-term Debt                                        984,044,947       921,764,782      783,755,575
Less: Current Portion                                      (773,294,406)     (808,184,553)    (706,729,276)
---------------------------------------------------------------------------------------------------------------
Long-term Debt - Net of Current Portion               KZT   210,750,541   KZT 113,580,229  KZT  77,026,299
---------------------------------------------------------------------------------------------------------------

                              KYZYL KAIN MAMYT LLP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
          (Information with respect to May 31, 2005 and for the period ended May 31, 2005 is unaudited.)


NOTE 7 - ASSET RETIREMENT OBLIGATION

During 2004, the Company recorded the effects of an asset retirement obligation in accordance with SFAS No. 143, "Accounting for Asset Retirement Obligations," and related interpretations, which requires entities to record the fair value of a liability for an asset retirement obligation when it is incurred. Under the Contract with the Geology and Minerals Resources Committee of the Ministry of Energy and Minerals Resources (MEMR) of the Republic of Kazakhstan, the Company is required to remediate the property from the effects of the open pit mining process. The standard applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development or normal use of the asset. The Company's asset retirement obligations relate primarily to the obligation to fill mining pits and restore surface conditions at the conclusion of the term of the Contract.

SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred, if a reasonable estimate of fair value can be made. When the liability is initially recorded, the related cost is capitalized by increasing the carrying amount of the related mineral interest rights. Over time, the liability is accreted upward for the change in its present value each period until the obligation is settled. The initial capitalized cost is amortized as a component of mineral rights interests.

The reconciliation of the asset retirement obligation is as follows:

                                               May 31, 2005         December 31, 2004
--------------------------------------------------------------------------------------
Balance at beginning of period               KZT   12,400,432       KZT             -
Liabilities incurred                                        -              11,457,481
Accretion expense during the period                   425,231                 942,951
--------------------------------------------------------------------------------------
Balance at End of Period                     KZT   12,825,663       KZT    12,400,432
======================================================================================

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Concentration of Risk Relating to Foreign Mining Operations -- All of the Company's properties are located within the Republic of Kazakhstan in Central Asia. In addition to general industry risks of nickel and cobalt price fluctuations, and potential lack of economic viability of the claims, the Company has a concentration of risk related to its foreign properties and interests which are subject to political uncertainty, changes in government, unilateral renegotiation of licenses, claims or contracts, and nationalization, or other uncertainties. In addition, the validity of mining claims, which constitute the Company's property holdings in Kazakhstan, may, in certain cases, be uncertain and are subject to being contested.

Kazakhstan Business Environment - Kazakhstan, as an emerging market, has a legal and regulatory infrastructure that is not as mature and stable as those usually existing in more developed free market economies. As a result, operations carried out in Kazakhstan can involve risks and uncertainties that are not typically associated with those in developed markets. The instability associated with the ongoing transformation process to a market economy can lead to changes

                              KYZYL KAIN MAMYT LLP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
          (Information with respect to May 31, 2005 and for the period ended May 31, 2005 is unaudited.)


in the business conditions in which the Company currently operates. Changes in the political, legal, tax or regulatory environment could adversely impact the Company's operations.

Tax Matters - The local and national tax environment in the Republic of Kazakhstan is subject to change and inconsistent application, interpretation and enforcement. Non-compliance with Kazakhstan laws and regulations, as interpreted by the Kazakh authorities, can lead to the imposition of fines, penalties and interest.

Environmental Matters - Extensive national, regional and local environmental laws and regulations in Kazakhstan affect the Company's operations. These laws and regulations set various standards regulating certain aspects of health and environmental quality, provide for user fees, penalties and other liabilities for the violation of these standards and establish, in some circumstances, obligations to remediate current and former facilities and off-site locations. The Company believes it is currently in compliance with all existing Republic of Kazakhstan environmental laws and regulations. However, as new environmental laws and legislation are enacted and the old laws are repealed, interpretation, application and enforcement of the laws may become inconsistent. Compliance in the future could require significant expenditures, which may adversely affect the Company's operations.

NOTE 9 - SUBSEQUENT EVENTS

On October 24, 2005, Kazakh Metals, Inc. was acquired by Bekem Metals, Inc. in a purchase business combination under which Bekem acquired 100% of the outstanding common shares of KMI in exchange for the issuance of 61,200,000 common shares. The primary asset of KMI is its wholly owned subsidiary, KKM.

The principal shareholder of Bekem was also the principal shareholder of KMI. Accordingly, the transaction was considered to be between entities under common control and did not result in a change in control of Bekem. Following the transaction, entities over which shareholder maintains voting and investment control hold 51,600,000 Bekem common shares, which represent 51.5% of the 100,088,888 outstanding common shares. The acquisition of the portion of KMI owned by the principal shareholder will be recorded at historical cost. The portion of KMI purchased from the minority shareholders of KMI will be recorded at fair value.